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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 12, 2004




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



    Delaware                             1-6407                  75-0571592
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
 of incorporation)                                           Identification No.)




One PEI Center, Second Floor                                       18711
Wilkes-Barre, Pennsylvania                                       (Zip Code)
(Address of principal
  executive offices)


       Registrant's telephone number, including area code: (570) 820-2400
















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ITEM 9.  REGULATION FD DISCLOSURE

On March 12, 2004, Panhandle Eastern Pipe Line Company, LLC, a wholly-owned subsidiary of the Registrant, issued a press release announcing that it completed on March 12, 2004 a private placement of $200 million of 2.75% Senior Notes due 2007, Series A. A copy of the press release is attached hereto as
Exhibit 99 and is incorporated by reference herein.

The disclosures and exhibit contained in this Form 8-K are furnished pursuant to Item 9 and not filed.


     This release and other Southern Union Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning future financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.

     Factors that could cause actual results to differ materially from those expressed in our forward-looking statements include, but are not limited to, the following: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union Company's service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to our gas distribution business; new legislation and government regulations and proceedings affecting or involving Southern Union Company; unanticipated environmental liabilities; Southern Union Company's ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; our or any of our subsidiaries debt securities ratings; the economic climate and growth in our industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              SOUTHERN UNION COMPANY
                                              ----------------------
                                                    (Registrant)



Date  March 12, 2004                          By  DAVID J. KVAPIL
      --------------                              ------------------------------
                                                  David J. Kvapil
                                                  Executive Vice President and
                                                  Chief Financial Officer




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                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        ----------------------------------------------------------

      99 Press Release issued by the Registrant's wholly-owned subsidiary, Panhandle Eastern Pipe Line Company, LLC, on March 12, 2004, announcing its completion of the private placement of $200 million of 2.75% Senior Notes due 2007, Series A.

                                                                     EXHIBIT 99






04-03
For further information:
Jack Walsh
Director of Investor Relations
Southern Union Company
570/829-8662

                    PANHANDLE EASTERN PIPE LINE COMPANY, LLC
                         ANNOUNCES SALE OF SENIOR NOTES

         HOUSTON, TX - (BUSINESS WIRE) - March 12, 2004 - Panhandle Eastern Pipe Line Company, LLC (the "Company") announced today that it has completed the private placement of $200 million of 2.75% Senior Notes due 2007, Series A. The offer and sale of the 2.75% Senior Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States, absent registration or an applicable exemption from the Securities Act registration requirements.
         The Company will use a portion of the net proceeds to pay off approximately $146.1 million principal amount of its 6.125% Senior Notes maturing March 15, 2004 and for general corporate purposes. The Company anticipates it may use a portion of the remaining net proceeds to pay off at maturity approximately $52.5 million principal amount of its 7.875% Senior Notes due August 15, 2004 plus accrued but unpaid interest through maturity.
         The joint book-running managers of the offering were Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston LLC and J.P. Morgan Securities Inc.
         Panhandle Eastern Pipe Line Company, LLC, a Southern Union Company subsidiary, is comprised of Panhandle Eastern Pipe Line Company, Trunkline Gas Company, Trunkline LNG Company and Sea Robin Pipeline Company. The Company operates more than 10,000 miles of interstate natural gas pipelines extending from the Gulf of Mexico to the Midwest and Canada. These pipelines access the major natural gas supply regions of the Louisiana and Texas Gulf Coasts as well as the Midcontinent and Rocky Mountains. The pipelines have a combined peak day delivery capacity of 5.4 billion cubic feet per day and 90 billion cubic feet of total underground storage. The LNG terminal, based in Lake Charles, La., has a sustainable sendout capacity of approximately 630 million cubic feet per day.
         Southern Union Company (NYSE:SUG) is engaged primarily in the transportation and distribution of natural gas. Through its local distribution companies, Southern Union also serves approximately one million natural gas end user customers in Missouri, Pennsylvania, Massachusetts and Rhode Island.

       For more information, please visit www.panhandleenergy.com.

       This release and other company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning future financial performance, expected plans or future operations. The Company cautions that actual results and developments may differ materially from such projections or expectations.
       Factors that could cause actual results to differ materially from those expressed in our forward-looking statements include, but are not limited to the following: customer growth; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; abnormal weather conditions in our service territories; new legislation and government regulations affecting or involving Panhandle; our ability to comply with or to challenge successfully existing or new environmental regulations; the outcome of pending and future litigation; the impact of relations with labor unions of bargaining-unit union employees; the impact of future rate cases or regulatory rulings; our ability to control costs successfully and achieve operating efficiencies, including the purchase and implementation of new technologies for achieving such efficiencies; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any assets; the economic climate and growth in our industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; our or our parent's debt securities ratings; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; the possibility of war or terrorist attacks; and other risks and unforeseen events.

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